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Exhibit 10.42

EXECUTION VERSION

INTELLECTUAL PROPERTY SECURITY AGREEMENT SUPPLEMENT
OF ELASTIC THERAPY, LLC

        SUPPLEMENT NO. 1 dated as of March 17, 2011, to the Intellectual Property Security Agreement dated as of November 20, 2007 (as amended, supplemented or otherwise modified from time to time, the "Intellectual Property Security Agreement"), among DJO FINANCE LLC (f/k/a REABLE THERAPEUTICS FINANCE LLC), a Delaware limited liability company (the "Borrower"), DJO HOLDINGS LLC (f/k/a REABLE THERAPEUTICS HOLDINGS LLC), a Delaware limited liability company ("Holdings"), the Subsidiaries of Holdings from time to time party hereto and CREDIT SUISSE AG (f/k/a CREDIT SUISSE), as collateral agent (in such capacity, the "Collateral Agent").

        A.    Reference is made to the Credit Agreement dated as of November 20, 2007 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, Holdings, Credit Suisse, as Administrative Agent, Collateral Agent, Swing Line Lender and an L/C Issuer, each lender from time to time party thereto (collectively, the "Lenders" and individually, a "Lender").

        B.    Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Intellectual Property Security Agreement referred to therein.

        C.    The Grantors have entered into the Intellectual Property Security Agreement in order to induce the Lenders to make Loans and the L/C Issuers to issue Letters of Credit. Section 5.14 of the Intellectual Property Security Agreement provides that any Intermediate Holding Company or additional Restricted Subsidiaries of the Borrower may become Grantors and, in the case of such Restricted Subsidiaries, Subsidiary Parties under the Intellectual Property Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Intermediate Holding Company or Restricted Subsidiary (the "New Grantor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor and, in the case of any such Restricted Subsidiary, a Subsidiary Party under the Intellectual Property Security Agreement in order to induce the Lenders to make additional Loans and the L/C Issuers to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

        Accordingly, the Collateral Agent and the New Grantor agree as follows:

        SECTION 1.    In accordance with Section 5.14 of the Intellectual Property Security Agreement, the New Grantor by its signature below becomes a Grantor and a Subsidiary Party, as applicable, under the Intellectual Property Security Agreement with the same force and effect as if originally named therein as a Grantor and a Subsidiary Party, as applicable, and the New Grantor hereby (a) agrees to all the terms and provisions of the Intellectual Property Security Agreement applicable to it as a Subsidiary Party and Grantor, as applicable, thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Grantor, as security for the payment and performance in full of the Obligations, does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Grantor's right, title and interest in and to the Collateral (as defined in the Intellectual Property Security Agreement) of the New Grantor. Each reference to a "Grantor" in the Intellectual Property Security Agreement shall be deemed to include the New Grantor. The Intellectual Property Security Agreement is hereby incorporated herein by reference.

        SECTION 2.    The New Grantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

        SECTION 3.    This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Grantor and the Collateral Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic transmission (i.e., a "PDF" or "TIF") shall be as effective as delivery of a manually signed counterpart of this Supplement.

        SECTION 4.    The New Grantor hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of any and all Collateral of the New Grantor consisting of Intellectual Property and (b) set forth under its signature hereto, is the true and correct legal name of the New Grantor, its jurisdiction of formation and the location of its chief executive office.

        SECTION 5.    Except as expressly supplemented hereby, the Intellectual Property Security Agreement shall remain in full force and effect.

        SECTION 6.    THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        SECTION 7.    In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Intellectual Property Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

        SECTION 8.    All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the Intellectual Property Security Agreement.

        SECTION 9.    The New Grantor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement; including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

[Remainder of Page Intentionally Blank]

2

        IN WITNESS WHEREOF, the New Grantor and the Collateral Agent have duly executed this Supplement to the Intellectual Property Security Agreement as of the day and year first above written.

ELASTIC THERAPY, LLC,
By:	/s/ Donald M. Roberts
	Name:	Donald M. Roberts
	Title:	Executive Vice President
Legal Name: Elastic Therapy, LLC Jurisdiction of Formation: North Carolina Location of Chief Executive Office: 1430 Decision Street Vista, California 92081
CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Collateral Agent,
By:	/s/ Christopher Reo Day
	Name:	Christopher Reo Day
	Title:	Vice President
By:	/s/ Kevin Buddhdew
	Name:	Kevin Buddhdew
	Title:	Associate

        [DJO Intellectual Property Security Agreement Supplement—Elastic Therapy, LLC]

 Schedule I to the
Supplement No. 1 to
the Intellectual Property
Security Agreement

INTELLECTUAL PROPERTY

I.     Patents

        None.

II.    Trademarks

  A.    United States Trademark Registrations and Trademark Applications

Grantor	Mark	Serial or Registration No.	Registration Date	Status
Elastic Therapy, LLC	AES	2875200	8/17/2004	Registered
Elastic Therapy, LLC	NEW LIFE	2780267	10/22/2001	Registered
Elastic Therapy, LLC	UPSURGE	85149748	N/A	Pending

  B.    Foreign Trademark Registrations and Trademark Applications

Grantor	Country	Mark	Serial or Registration No.	Registration Date	Status
Elastic Therapy, LLC	Canada	RX FIT	46278	8/30/1996	Registered
Elastic Therapy, LLC	Europe	RX FIT	297879	9/18/1998	Registered
Elastic Therapy, LLC	France	RX FIT	94546138	11/24/1994	Registered
Elastic Therapy, LLC	Japan	ETI	4010908	6/13/1997	Registered
Elastic Therapy, LLC	Japan	RX FIT	4325763	10/15/1999	Registered
Elastic Therapy, LLC	Korea	RX FIT	267752010	N/A	Pending
Elastic Therapy, LLC	South Africa	RX FIT	200925537	N/A	Pending
Elastic Therapy, LLC	Ukraine	RX FIT	20640	9/17/2001	Registered

  C.    Licensed Trademark Registrations and Trademark Applications

        None.

III.  Copyrights

        None.

I-1

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  Exhibit 10.42
INTELLECTUAL PROPERTY SECURITY AGREEMENT SUPPLEMENT OF ELASTIC THERAPY, LLC
Schedule I to the Supplement No. 1 to the Intellectual Property Security Agreement
INTELLECTUAL PROPERTY